Exhibit 99.1

Electra Vehicles, Inc. and Iron Horse Acquisition II Corp. (Nasdaq: IRHO) announce a definitive Business Combination Agreement to create the world’s first publicly traded AI Battery Intelligence company.

The Era of Dumb Batteries Is Over. Electra, the AI “Brain for Batteries”™, is going public.

More Range. Longer Life. Higher Performance and ROI Across Grid Storage, EVs, Drones, and Robotics — All Delivered in Software, Without Adding a Single Cell.

The control plane for Every Battery on Earth: Monitoring, Optimization, and Control as software: “Our AI is not watching the battery. It is running it.”

NASA Spinoff and NVIDIA Inception Program recognized. Backed by global strategic investors (Stellantis, BlackBerry, and Ferrari Family Investments).

The standard that the electrified economy is converging on.

BOSTON AND BOCA RATON – APRIL 21, 2026 - In January 2025, a Tesla Cybertruck wrapped in Electra’s logo drove from Boston to Santa Clara, passing through CES 2025 in Las Vegas — 3,000 miles, coast to coast — powered not just by electricity, but by artificial intelligence (AI) that predicted every charge stop, extended the battery’s life in real time, and delivered 20% more range. No breakdowns. No surprises.

That drive was a proof-of-concept. Today, the business that created that AI technology has agreed to become a public company.

Electra Vehicles, Inc. (“Electra”) and Iron Horse Acquisition II Corp. (Nasdaq: IRHO) (“Iron Horse”) announced that they have entered into a definitive Business Combination Agreement (the “BCA”), pursuant to which Electra will merge with Iron Horse, creating the world’s first ever publicly traded pure-play AI Battery Intelligence company. The deal is valued at $250 million+ and includes earn-out targets. Upon closing, which is anticipated in the second half of 2026, the combined company will operate as Electra AI, Inc., and is expected to remain listed on Nasdaq under a new ticker symbol.

The problem Electra solves is enormous and almost invisible. Nearly every battery on Earth is operating blind. Across the entire energy ecosystem (e.g., grid-scale storage, renewable energy, data centers, EVs, drones, space satellites, and robotics), batteries degrade in unforeseen ways, fail in unpredictable manners, and deliver only a fraction of their true potential output. The consequences are severe: fires and thermal runaway events, Battery Energy Storage System (BESS) installations leaving 30% of their value on the table, and fleets stranded because of inaccurate range estimates. When a battery fails today, you often get a fire. With Electra, the outcomes are different. Customers receive a software alert up to three months in advance; no thermal runaways; no headlines, just a fix, delivered in software.

To date, the industry’s answer has been more batteries, heavier packs, and greater redundancy, exponentially increasing costs. Hardware compensating for what software could never see. A multi-trillion-dollar infrastructure managed with instrumentation unchanged for decades. The answer was never more batteries; it is, however, smarter ones.

Electra was founded in 2015 to solve this. Rooted in NASA research and forged through DOE and DOD contracts, the company built the AI Brain for Batteries™ — a unified intelligence layer that transforms dumb batteries into intelligent, software-defined assets, validated across chemistries, hardware, and scale. That is why Stellantis, BlackBerry, and Ferrari Family Investments didn’t just buy the product. They bought equity in the company.

Fabrizio Martini, Electra’s CEO and co-Founder, said: “When I first came to America from Italy, I was blessed to work with the Department of Energy, the Department of Defense, and NASA. I saw where AI was headed — and the energy limitations preventing batteries from keeping pace with surging demand. Born from those early days, Electra developed the AI Brain for Batteries, combining Agentic AI, Edge AI, and Physical AI with Large Quantitative Models (LQMs) to monitor, optimize, and control batteries at scale. Our AI is not watching the battery — it is running it. Going public accelerates that vision as we become the first AI battery company to access public markets with a goal to transform the global energy economy”.

Jose Antonio Bengochea, CEO and Chairman of the Iron Horse SPAC series, said, “Electra represents a generation-defining company at a time when AI and energy are more important to our nation and the world than ever. As technology equalizes, intelligence becomes the decisive differentiator. From my first meeting with Fabrizio and the Electra team, I saw the potential all battery-powered devices, from EVs to solar arrays, data centers to robotics — to operate more efficiently and at lower energy costs than ever before, thanks to Electra. I give God all the praise and glory for bringing together Iron Horse and Electra, and am excited to help Fabrizio and the Electra team achieve their dreams and go even further beyond.”

Transaction Details

The respective boards of directors of both Electra and Iron Horse have unanimously approved the transaction. The transaction is expected to close in the second half of 2026, subject to, among other things, approval by Iron Horse’s stockholders, registration with the U.S. Securities and Exchange Commission (the “SEC”), and other customary closing conditions. There can be no assurance that the transaction will be completed. Upon closing, the merged company is expected to reincorporate in Delaware and be listed on Nasdaq under a new ticker symbol.

Cantor Fitzgerald acted as underwriter to Iron Horse in connection with its initial public offering, and Loeb & Loeb LLP is serving as Iron Horse’s legal counsel. Park Avenue Capital Group Corp. and Roth Capital Partners serve as financial advisors to Electra, with Latham & Watkins LP as Electra’s legal counsel.

Electra Brand Highlights

As the pioneer and leader in AI Battery Intelligence, Electra’s one-platform model enables seamless integration across cloud and edge — spanning energy infrastructure (grid, renewables, and data centers), e-mobility, and robotics.

●	The AI Brain for Batteries: Founded in 2015, Electra is a full-stack battery intelligence platform delivering accurate state estimation (less than 1% error), real-time optimization, and fault detection across any chemistry, any hardware, at any scale.

●	First Mover and IP Foundation: The first pure-play AI battery intelligence company entering public markets at the inflection point of a multi-trillion-dollar electrification buildout, backed by four issued U.S. patents and six additional patent families filed.

●	Ecosystem, Capital, and Institutional Validation: Deployments spanning energy infrastructure (grid, renewables, and data centers), e-mobility, and robotics — backed by Stellantis, BlackBerry, and Ferrari Family Investments. As part of the NVIDIA Inception Program, Electra is co-developing a dedicated AI accelerator for BMS/EMS applications, recognized by NASA’s Spinoff program for space-to-commercial technology transfer.

About Electra

Electra (www.electrabrain.ai) is a U.S.-based AI-first company created to fuel the global transition to electrification. Co-Founded in 2015 by Fabrizio Martini and rooted in his decades of experience as an AI, energy, and technology pioneer, Electra is the world’s first AI Brain for Batteries and is available globally across energy infrastructure (storage for grid, renewables, and data centers), e-mobility, and robotics. Electra is the premier partner for global OEMs and Energy Players, headquartered in Boston, MA, with major operations in Turin & Milan, Italy.

About Iron Horse Acquisition II Corp.

Iron Horse Acquisition II Corp. (Nasdaq: IRHO) (www.ironhorseacquisition.com) is a special purpose acquisition company co-founded by CEO and Chairman Jose Antonio Bengochea and CFO Bill Caragol. Iron Horse completed its initial public offering in December 2025, raising gross proceeds of approximately $230 million. Iron Horse was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, with a particular focus on companies in the AI, media, and technology sectors.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Iron Horse’s or Electra’s future financial or operating performance. For example, statements regarding the anticipated timing of closing, expectations regarding the combined company’s business, and potential benefits of the transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Iron Horse and Electra and their respective management teams, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the BCA; (ii) the outcome of any legal proceedings that may be instituted against Iron Horse, Electra, the combined company, or others following the announcement of the transaction; (iii) the inability to complete the transaction due to the failure to obtain approval of the stockholders of Iron Horse or to satisfy other conditions to closing; (iv) changes to the proposed structure of the transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the transaction; (v) the ability to meet Nasdaq’s continued listing standards following the consummation of the transaction; (vi) the risk that the transaction disrupts current plans and operations of Electra as a result of the announcement and consummation of the transaction; (vii) the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (viii) costs related to the transaction; (ix) changes in applicable laws or regulations; and (x) the possibility that Electra or the combined company may be adversely affected by other economic, business, and/or competitive factors. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Iron Horse nor Electra undertakes any duty to update these forward-looking statements, except as required by law.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction, and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, Iron Horse and Electra intend to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF IRON HORSE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRA, IRON HORSE, AND THE BUSINESS COMBINATION.  The definitive proxy statement will be mailed to shareholders of Iron Horse as of a record date to be established for voting on the proposed business combination and other proposals. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov,or by directing a request to: Loeb & Loeb LLP.

Media Contacts

ELECTRA

www.electrabrain.ai

Giovanni Rossi - grossi@electravehicles.com

IRON HORSE

www.ironhorseacquisition.com

Bill Caragol – bill@ironhorseacquisition.com

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